UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 26, 2011

ATVROCKN

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-176909 27-4594495

(Commission File Number) (IRS Employer Identification No.)

1813 Winners Cup Dr., Las Vegas, NV 89117

(Address of Principal Executive Offices) (Zip Code)

(702) 334-4008

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 26, 2011 ATVROCKN (the “Company”) recognized it first revenues of $5,465.00.

ATVROCKN markets a "polymer enclosure" product to install audio equipment and lighting on 4-wheel drive vehicles such as All Terrain Vehicles (“ATV”) and Utility Terrain Vehicles (“UTV”). The Company is currently marketing this sound and lighting polymer enclosure unit through wholesale distributors, who supply audio/lighting equipment to retail audio system outlets.

This polymer enclosure is designed to make it easier for an audio dealer to install a CD player, radio speakers and/or headlights on ATV/UTV vehicles in the aftermarket. The polymer enclosure can house any CD player/radio and two speakers which are 5 1/4 inches to eight inches in diameter.

The first order represented a shipment of twenty-five units to a wholesale distributor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011

By: /s/ Chad Guidry

Name: Chad Guidry

Title: Chief Executive Officer